NUMBER

NY 2246

SHARES

COMMON STOCK

VISION-SCIENCES

VISION-SCIENCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $.01

See reverse for certain definitions

CUSIP 927912 10 5

THIS CERTIFIES THAT

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Vision-Sciences, Inc. transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the corporate seal of the Corporation and the signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated:

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar

By

VISION-SCIENCES, INC.
CORPORATE
SEAL
1987
DELAWARE

KATSUMI ONEDA
PRESIDENT AND CHIEF EXECUTIVE OFFICER

JAMES A. TRACY
VICE PRESIDENT FINANCE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

(Signature) ____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.